Q1’26 Investor Presentation May 4, 2026

2 NON-GAAP FINANCIAL MEASURES This presentation contains references to non-GAAP measures. Adjusted EBITDA (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. Adjusted EBITDA excluding Certain Items is defined as Adjusted EBITDA excluding certain: (1) severance-related costs; (2) lease termination gains; (3) lease impairments. We believe this measure is useful for analysts and investors because it can enhance the comparability of Adjusted EBITDA trends between periods and we use it for that purpose internally. Adjusted EBITDA excluding Certain Items has certain limitations because it excludes the impact of the expenses referenced above. The reconciliations between GAAP measures and non-GAAP measures are included in the Appendix to this presentation, including reconciliations for Adjusted EBITDA excl. Certain Items, Net Debt, Leverage Ratio, People Inc. Digital Adjusted EBITDA, People Inc. Incremental Digital Adjusted EBITDA Margins and Free Cash Flow for People Inc. and IAC. FORWARD-LOOKING STATEMENTS This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans," “guidance” and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the planned corporate function consolidation, sales of any non-core assets, the future financial performance of the Company, business prospects and strategy, anticipated trends and prospects in the industries in which the Company operates and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) the impact of advances in artificial intelligence (“AI”) and other digital technologies, including AI-enabled search features, on how users access and consume information and the resulting effects on traffic, engagement and monetization, (ii) our reliance on search engines and third-party platforms, including changes in algorithms, policies, economics or features (including those implemented by Google), as well as the potential expiration or modification of key commercial agreements, (iii) our ability to effectively market our products and services in a cost-efficient manner across evolving digital channels, (iv) our dependence on advertising revenue and the sensitivity of such revenue to macroeconomic conditions, including factors affecting advertiser demand, consumer confidence and discretionary spending, as well as geopolitical and broader market uncertainty, (v) our ability to adapt to changes in digital marketing practices, including limitations on data access, tracking technologies and targeting capabilities, (vi) our ability to develop, distribute and monetize our products and services across mobile and other platforms and maintain effective relationships with third-party partners, (vii) the continued growth, engagement and monetization of our digital publishing brands, (viii) risks related to our Print business, including ongoing revenue declines, cost pressures (including paper and postage), and reliance on key vendors, (ix) our ability to access, collect, use and protect personal data and comply with evolving privacy and data protection laws and platform restrictions, (x) our ability to effectively engage with users, subscribers and caregivers across communication channels, (xi) the concentration of voting control among our Chairman and Senior Executive and related parties, (xii) risks related to our liquidity and indebtedness, including our ability to service debt and comply with related covenants, as well as limitations on access to subsidiary cash flows, (xiii) risks related to strategic transactions and initiatives, including our ability to realize anticipated benefits from prior transactions and execute future initiatives, (xiv) competitive pressures in rapidly evolving industries, including from larger or better-positioned competitors and AI-enabled offerings, (xv) our ability to build, maintain and protect our brands, (xvi) cybersecurity risks, including increasingly sophisticated attacks (including those enabled by AI) and vulnerabilities at third-party providers, (xvii) data security breaches, fraud and related liabilities, (xviii) risks associated with the integrity, scalability and reliability of our systems, technology and infrastructure, (xix) the impact of general economic, geopolitical and public health conditions, (xx) our dependence on key personnel and leadership transitions, (xxi) volatility in our stock price and risks related to our capital allocation strategy and (xxii) risks related to the planned corporate consolidation. Certain of these and other risks and uncertainties are described in IAC’s filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Report on Form 10-K filed with the SEC on February 20, 2026, and subsequent reports that IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. MARKET AND INDUSTRY DATA This presentation includes market and industry data and other information derived from our own research as well as from publicly available sources, including filings by other companies, third-party reports, and industry publications. Such data and information are included for informational purposes only. We have not independently verified this data, and we do not make any representation or warranty as to its accuracy or completeness. We do not claim ownership of, or responsibility for, any data obtained from public filings or third-party sources. NO OFFER OR SOLICITATION This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of IAC. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Our Game Plan: Continued Progress

Core Business Execution

People Inc.

- Industry-leading digital publisher
- 8% Digital revenue growth in Q1'26
- Digital Adjusted EBITDA of $50M, up 20% with 45% incremental margins

MGM RESORTS INTERNATIONAL

- Market leader with multiple growth drivers
- IAC owns 66.8M shares/26%[1]

Capital Allocation

IAC

- $111M of IAC buybacks since Q4 earnings, 4% of IAC equity[2]
- Repurchased 13% of IAC equity since the beginning of 2025[2]

MGM RESORTS INTERNATIONAL

$37M / 1M shares purchased in Q1

Catalysts

Strategic Divestitures

Care.com

Completed sale of Care.com with net proceeds of $296M

In Q1, IAC sold an unutilized domain name for $7.5M

IAC Corporate Consolidation

- $40M+ run-rate opex savings
- $20-$25M reduced SBC

A streamlined and focused IAC with People Inc. and MGM stake as the core assets

[1]As of the MGM Resorts International Q1 2026 Earnings Presentation on April 29, 2026.
[2]As of 5/1/2026.

IAC 3

IAC

We Are Trading at a Substantial Discount

Market Value as of (5/1/2026)	
IAC Share Price	$44.97
Shares Outstanding[1] (M):	75.6
Equity Value	**$3.4B**
Less: MGM Stake (@ $38.50/sh)[2]	($2.6)B
Less: IAC Cash[3]	($0.8)B
Implied Private Holdings Value:	**($0.0B)**

People Inc.

$1.2B Digital Revenue
$330M of Adj. EBITDA excluding Certain Items[4]
$1.1B Net Debt
3.4x Leverage[5,6]

TURO



~$600M of combined basis

vivian

DAILY BEAST

Investors Are Effectively Acquiring These Private Holdings for Free

[1] Fully Diluted Shares Outstanding as of 5/1/2026.
[2] IAC has approximately $0.9B in NOLs to offset against the MGM taxable unrealized gain as of 5/1/2026.
[3] IAC cash and cash equivalents balance as of 3/31/2026, excluding People Inc.
[4] Revenue and Adjusted EBITDA excluding Certain Items for the twelve months ended 3/31/2026.
[5] Calculated as Net Debt/Adjusted EBITDA excluding Certain Items. People Inc. net debt and leverage as of 3/31/2026.
[6] Reconciliations of all GAAP to non-GAAP measures are available in the appendix.

IAC 4

$36 $42 $50 $0 $10 $20 $30 $40 $50 $60 Q1'24 Q1'25 Q1'26 $221 $235 $253 $0 $50 $100 $150 $200 $250 Q1'24 Q1'25 Q1'26 Digital continues to deliver results in Q1 5 Q1 Digital Adj EBITDA Q1 Digital Revenue1 18%7% ’24-’26 CAGR’24-’26 CAGR ($M) ($M) Ten consecutive quarters of Digital revenue growth 1Digital revenue has been recast to conform to current year presentation in all periods presented. Refer to slide number 9 for additional information. Social Events D/Cipher AI LicensingMyRecipes Apple News PEOPLE App Commerce

10,192 16,545 20,962 - 5,000 10,000 15,000 20,000 25,000 Q1'24 Q1'25 Q1'26 Off Platform Views 1,027 1,452 1,378 1,245 759 463 2,273 2,211 1,841 - 500 1,000 1,500 2,000 2,500 Q1'24 Q1'25 Q1'26 All Other Google Search +16% (M) -39% -10% ‘24-’26 CAGR Q1 Audience Trends 6 Core Sessions Off-Platform Views +43% ‘24-’26 CAGR 1 (M) 54% 37% 1 AI Overviews penetration is an internally-sourced metric that tracks the presence of AI Overviews on the top 10,000 People Inc. search keywords. 2 Reflects off-platform views from Core brands. 2 25%55% 34% • Growing Digital revenue at a 7% CAGR despite 63% decline in Google Search referrals over two years • AI Overviews appear on nearly 70% of top People Inc. queries • People Inc. brands reach large and rapidly expanding audiences across Meta, Apple News, TikTok, YouTube • Distributed content experiences driving new revenue growth across platforms

$149 $152 $150 $72 $83 $103 $221 $235 $253 $0 $50 $100 $150 $200 $250 Q1'24 Q1'25 Q1'26 Session-based Revenue Non-session-based Revenue Q1 Digital Revenue Growth 7 People Inc. Q1 Digital Revenue ($M) 41% 33% Non-session- based Revenue Session- based Revenue ▪ 59% revenue ▪ -1% y/y growth 35% ▪ 41% revenue ▪ 24% y/y growth Includes: ▪ Advertising revenue ▪ Traditional direct-sold display ▪ Programmatic advertising ▪ ~75% of Performance Marketing revenue Includes: ▪ Advertising revenue ▪ Social and native, events, sponsorships, email ▪ D/Cipher+ ▪ Licensing revenue: Apple News, distributed content, AI licensing, Walmart licensing ▪ ~25% of Performance Marketing revenue

Q1 Financial Performance 8 ($ in M) Q1 2025 Q1 2026 Growth Revenue Advertising $145 $146 1% Performance marketing 57 66 15% Licensing and other 32 41 26% Total Digital $235 $253 8% Print 163 138 (16%) Intersegment eliminations (5) (5) (13%) Total Revenue $393 $386 (2%) Adjusted EBITDA (excl. Certain Items) Digital $42 $50 20% Print 14 6 (55%) Other1 (12) (13) (9%) Total Adjusted EBITDA (excl. Certain Items)1 $44 $44 (1%) 1 Q1 2025 excludes a $36M net gain from an amendment of a lease, which provided for the surrender of certain office space early. Q1 Highlights: • 8% Digital revenue growth • Revenue strength across Non-session-based Advertising, Licensing and Performance Marketing • Digital Adjusted EBITDA growth of 20% • Adjusted EBITDA margin of 20%; +200bps vs Q1 ’25 • Incremental Adjusted EBITDA margin of 45% • Print revenue and Adjusted EBITDA reflects continued secular declines in Print advertising • Full year Print Adjusted EBITDA expected to offset Other/Corporate Overhead excluding ongoing Google ad-tech litigation expense (~$15M for FY 2026, $2M of which in Q1) • Q1’26 Free Cash Flow increased $35M y/y to $48M

D/Cipher Reporting & Recast Background 9 • Overview: Effective 1/1/26, the digital portion of MNI, a legacy agency business, was moved from the Print segment to the Digital segment, reporting to the D/Cipher management team. Historical financials were recast to reflect this change as outlined below and previously disclosed on 4/7/26. • Strategic Rationale: • Expands addressable market: Targets independent ad agencies – incremental to People Inc. existing brand sales • Unlocks political advertising opportunity: Opportunity to service political ad demand using D/Cipher • Improved service levels: Better serve existing middle-market customers at higher margins for People Inc. Total Digital Revenue & Growth Rates – Adjusted for Change Financial Impact: • Results in ~200bps drag on Digital revenue growth in Q1’26 • Improving margins by servicing clients with D/Cipher • Election years cause volatility; especially 2024 presidential election cycle • No change to 2026 revenue guidance 1 1 Q1 2026 pre-recast total Digital revenue excludes MNI-related revenue that would have been recorded in the Print segment prior to the recast and includes estimated revenue from MNI-sold D/Cipher Digital products using the the average of prior year margins and intercompany methodology. ($ in M)

MGM: Market Leader Trading at a Discount 10 Compelling Equity Investment Increasingly the center of entertainment and sports Digital Opportunity Large Share of Unique Market in Las Vegas Recent property sale for 6.6x EBITDA; significantly higher than current implied trading multiple1 Undervalued Properties Over 50M MGM Reward members Direct Relationship with Consumers Brazil Venture Capital Allocation MGM repurchased over 48% of its shares since the beginning of 20212 International Gaming Osaka, Japan Dubai 1MGM Northfield Park sold for $546M in April 2026, as reported on the MGM Resorts International Q1 2026 Earnings Call on April 29, 2026. 2As of the MGM Resorts International Q1 2026 Earnings Presentation on April 29, 2026.

IAC Q1 Financial Performance 11 ($ in M) Q1 2025 Q1 2026 Growth Revenue People Inc. $393 $386 (2%) Search 70 17 (76%) Emerging & Other 18 20 10% Intersegment eliminations (0) (0) NM Total Revenue $482 $423 (12%) ($ in M) Q1 2025 Q1 2026 Growth Adjusted EBITDA People Inc. $80 $44 (46%) Search 3 (8) NM Emerging & Other (5) 4 NM Corporate (42) (37) 13% Total Adjusted EBITDA $36 $3 (93%) Q1 Highlights: • Capital Allocation • $111M in IAC share buybacks since Q4 earnings • Purchased an additional 1M shares of MGM for $37M • Completed sale of Care.com with net proceeds of $296M • Sold an unutilized domain name for $7.5M • Emerging & Other – 10% revenue growth and $9M Adjusted EBITDA improvement driven by: • Elimination of costs related to a legacy legal matter settled in Q3 2025 • The Daily Beast and Vivian Health • One-time expenses: • Q1’25: $36M net gain from an amendment of a lease at People Inc. • Q1’26: • Corporate - $10M severance and related expense - $2M Care transaction-related expenses • Search - $7M in severance and the write-off of prepaid assets related to certain vendor contracts • People Inc. - $2M related to antitrust litigation against Google

12 The Next Chapter: People Incorporated For FY 2026 IAC expects to incur the following one-time expenses: • $14M in severance and related expenses ($10M recognized in Q1 2026) • $48M in stock-based compensation expense • $0.5M to $1M in other costs • IAC will change its name to People Incorporated and is expected to trade under the ticker (NASDAQ: PPLI) on or before Q2 2026 earnings • Given the Company’s narrowed focus on core assets People Inc. and its investment in MGM, IAC is consolidating its holding company corporate functions with those of its People Inc. business through a reduction in workforce, technology integration, and other cost-saving measures over the coming quarters that are expected to generate annual run-rate operating expense savings of $40M and approximately $20-$25M in reduced stock-based compensation expense • As part of the transition away from a holding company structure, IAC officers Christopher Halpin (EVP, COO & CFO) and Kendall Handler (EVP, CLO) will depart the company in August, following a transition period and will serve as advisors to People Incorporated through March 2027 • Barry Diller will continue as Chairman, and following Q2 2026 earnings, Neil Vogel is expected to become Chief Executive Officer and Tim Quinn Chief Financial Officer of the simplified entity that will be People Incorporated Transition Summary

2026 Guidance 13 ($ in M) FY 2026 Outlook1 Adjusted EBITDA People Inc. $310-$340 Emerging & Other 5-15 Corporate2 (105-95) Total Adjusted EBITDA $210-$260 Stock-based compensation expense2 (90-85) Depreciation (30-25) Amortization of intangibles (80-70) Total Operating income $10-$80 1 As of Q1 2026 Earnings on 5/5/2026. 2As a result of IAC consolidating its corporate functions with those of People Inc., the Corporate Adjusted EBITDA range reflects an estimate of $14M in severance and related expenses and $0.5M to $1M of other costs, and the stock- based compensation expense range reflects an estimate of $48M related to the acceleration and modification of employee awards. Full Year 2026 Observations • People Inc. • Expect both Digital revenue and Digital Adjusted EBITDA to grow mid-to-high single-digits in 2026 • Corporate expenses expected to exceed Print Adjusted EBITDA by $15M due to estimated Google litigation expense • In aggregate, guiding to $310-$340M of consolidated People Inc. Adjusted EBITDA • Search – The consolidated operations of the Search segment will be presented as discontinued operations in Q2 2026 and prior periods will be reflected as discontinued operations to conform to this presentation • Emerging & Other – Revenue and Adjusted EBITDA growth driven by Vivian Health and The Daily Beast

Reducing the number of shares outstanding from 85M to 76M 14 Repurchased 13% of Our Shares Since the Beginning of 2025 $179M $200M $300M $337M $448M 70M 80M 90M Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 S h a re s O u ts ta n d in g Cumulative spend on share repurchases as of the date of quarterly earnings release

15 Appendix

IAC Reconciliation of Q1 Operating Income (Loss) to Adjusted EBITDA 16 Three Months Ended March 31, 2026 ($ in M, rounding differences may occur) Operating Income (Loss) Stock-based Compensation Expense Depreciation Amortization of Intangibles Adjusted EBITDA Digital $28 $3 $4 $16 $50 Print 2 0 1 3 $6 Other (19) 6 1 - ($13) Total People Inc. $10 $9 $5 $19 $44 Search (8) - - - (8) Emerging & Other 3 1 0 - 4 Corporate (45) 6 2 - (37) Total ($40) $16 $7 $19 $3 Three Months Ended March 31, 2025 ($ in M, rounding differences may occur) Operating Income (Loss) Stock-based Compensation Expense Depreciation Amortization of Intangibles Adjusted EBITDA Digital $18 $2 $3 $19 $42 Print 9 0 1 4 $14 Other 17 3 5 - $24 Total People Inc. $43 $5 $9 $22 $80 Search 3 - - - $3 Emerging & Other (5) 0 - - ($5) Corporate (17) (27) 2 - ($42) Total $24 ($21) $11 $22 $36

People Inc. Reconciliation of Net Debt and Free Cash Flow 17 Three Months Ended March 31, ($ in M, rounding differences may occur) 2025 2026 Net Cash provided by operating activities $17 $56 Capital expenditures (4) (8) Free cash flow $13 $48 ($ in M, rounding differences may occur) March 31, 2026 Cash and cash equivalents $316 Total principal balance of long-term debt 1,435 Net Debt $1,119 Adjusted EBITDA excluding Certain Items 1 $330 Leverage Ratio 3.4x 1 For the twelve months ended March 31, 2026.

People Inc. reconciliation of Operating (Loss) Income to Adjusted EBITDA 18 1 Consists of $15M of severance-related costs driven by headcount reductions to better align the business with strategic growth priorities, partially offset by a $5M net gain from an amendment of a lease, which provided for the surrender of certain office space early. 2 Consists of a $36M of net gain from amendments of a lease to surrender certain office space early in Q1 2025. Twelve Months Ended March 31, 2026 ($ in M, rounding differences may occur) Operating Income $180 Stock-based compensation expense 32 Depreciation 23 Amortization of intangibles 86 Adjusted EBITDA $320 Certain Items 1 10 Adjusted EBITDA excluding Certain Items $330 Three Months Ended March 31, 2024 ($ in M, rounding differences may occur) Digital Operating Loss ($1) Stock-based compensation expense 2 Depreciation 5 Amortization of intangibles 30 Digital Adjusted EBITDA $36 Three Months Ended March 31, 2025 ($ in M, rounding differences may occur) Digital Print Other Total Operating Income $18 $9 $17 $43 Stock-based compensation expense 2 0 3 5 Depreciation 3 1 5 9 Amortization of intangibles 19 4 - 22 Adjusted EBITDA $42 $14 $24 $80 Certain Items 2 - - (36) (36) Adjusted EBITDA excluding Certain Items $42 $14 ($12) $44

People Inc. reconciliation of Q1 Operating Income margin to Adjusted EBITDA margin 19 Three Months Ended March 31, ($ in M, rounding differences may occur) 2025 2026 Digital Revenue $235 $253 Digital Operating Income 18 28 Digital Operating Income margin 8% 11% Stock-based compensation expense 2 3 Depreciation 3 4 Amortization of intangibles 19 16 Digital Adjusted EBITDA $42 $50 Digital Adjusted EBITDA margin 18% 20% Incremental Digital Revenue 19 Incremental Digital Adjusted EBITDA 8 Incremental Digital Adjusted EBITDA margin 45%